Exhibit 23
                     [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 33-49507) on Form S-3 of Republic New York Corporation of our report dated March 2, 1995, with respect to the consolidated statements of condition of Brooklyn Bancorp, Inc. and subsidiary as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1994 and 1993 and for the period January 25, 1992 to December 31, 1992, which report is incorporated by reference in the Form 8-K/A of Republic New York Corporation dated April 22, 1996.

                                          /s/ Arthur Andersen LLP

April 22, 1996

                        [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    _________________________________________

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 33-42582) on Form S-3 of Republic New York Corporation of our report dated March 2, 1995, with respect to the consolidated statements of condition of Brooklyn Bancorp, Inc. and subsidiary as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1994 and 1993 and for the period January 25, 1992 to December 31, 1992, which report is incorporated by reference in the Form 8-K/A of Republic New York Corporation dated April 22, 1996.

                                        /s/ Arthur Andersen LLP

Arpil 22,1996

                          [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 33-57351) on Form S-8 of Republic New York Corporation of our report dated March 2, 1995, with respect to the consolidated statements of condition of Brooklyn Bancorp, Inc. and subsidiary as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1994 and 1993 and for the period January 25, 1992 to December 31, 1992, which report is incorporated by reference in the Form 8-K/A of Republic New York Corporation dated April 22, 1996.

                                             /s/ Arthur Andersen LLP

April 22, 1996

                         [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     ----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 33-38789) on Form S-8 of Republic New York Corporation of our report dated March 2, 1995, with respect to the consolidated statements of condition of Brooklyn Bancorp, Inc. and subsidiary as of December 31, 1994 and 1993 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1994 and 1993 and for the period January 25, 1992 to December 31, 1992, which report is incorporated by reference in the Form 8-K/A of Republic New York Corporation dated April 22, 1996.

                                               /s/ Arthur Andersen LLP

April 22, 1996

                          [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                       -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 33-49639) on Form S-8 of Republic New York Corporation of our report dated March 2, 1995, with respect to the consolidated statements of condition of Brooklyn Bancorp, Inc. and subsidiary as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 1994 and 1993 and for the period January
25, 1992 to December 31, 1992, which report is incorporated by reference in the Form 8-K/A of Republic New York Corporation dated April 22, 1996.

                                            /s/ Arthur Andersen LLP

April 22, 1996